UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ____________________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported):  June 7, 2004


                      LEGEND INTERNATIONAL HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-32551
                           (Commission File Number)

                                  23-3067904
                     (I.R.S. Employer Identification No.)

       2000 Hamilton Street, #520, Philadelphia, Pennsylvania 19130-3883
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (215) 893-3662

                                      N/A
         (Former name or former address, if changed since last report)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)(i) Legend International Holdings, Inc. (the "Registrant") received a letter dated May 17, 2004 from Clyde Bailey, P.C. ("Clyde Bailey"), its auditors, confirming that the client-auditor relationship between the Registrant and Clyde Bailey had ceased.

(a)(1)(ii) The report of Clyde Bailey on the Registrant's financial statements for the fiscal year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion or qualification as to audit scope or accounting principle. The report was modified for a going concern issue.

(a)(1)(iii) This change in accountants was not recommended or approved by the Registrant's board of directors or an audit or similar committee.

(a)(1)(iv) During the period of Clyde Bailey's engagement (February 3, 2004 - May 17, 2004) there were no disagreements with on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Clyde Bailey would have caused Clyde Bailey to make reference to the matter in its report.

(a)(2) On June 7, 2004 Child, Sullivan & Company, of Kaysville, UT, was appointed as the Registrant's new certifying accountant. During the Registrant's most recent two fiscal years, and any subsequent interim period prior to engaging Child, Sullivan & Company, the Registrant (or someone on its behalf) did not consult Child, Sullivan & Company regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) under Regulation S-B or a reportable event.

(a)(3) The Registrant has provided Clyde Bailey with a copy of this Report on Form 8-K and the exhibit hereto and has requested that Clyde Bailey furnish the Registrant with a response letter addressed to the Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

EXHIBIT NUMBER DESCRIPTION
Exhibit 16.0   Letter to Clyde Bailey

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


LEGEND INTERNATIONAL HOLDINGS, INC.


By: /s/ Michael Tay                                 Date: June 7, 2004
-----------------------------------
Name:  Michael Tay
Title:  Director, President and CEO

                                                                   Exhibit 16.0


                      LEGEND INTERNATIONAL HOLDINGS, INC.



June 7, 2004

Clyde Bailey CPA
10924 Vance Jackson #404
San Antonio, TX 78230

Re: Form 8-K

Dear Mr. Bailey:

We have received your letter dated May 17, 2004 regarding the client-auditor relationship between Legend International Holdings. Inc. and Clyde Bailey, P.C. has ceased. In this connection, we are required to file a Form 8-K with the Securities and Exchange Commission, and to include a letter from your firm agreeing with the contents of the Form 8-K or stating reasons you believe it not to be accurate.

We are enclosing a copy of the Form 8-K which we intend to file with the Securities and Exchange Commission. We are requesting that you provide a letter to accompany that filing as required by the regulations.

We would appreciate receiving your signed letter by fax as soon as possible. Our fax number is (215) 893-3662.

Thank you for your cooperation.

Sincerely,

LEGEND INTERNATIONAL HOLDINGS, INC.


/s/ Michael Tay
-----------------------------------
Michael Tay
President